Page 1 of 6 SETTLEMENT AGREEMENT AND MUTUAL RELEASE THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (the “Agreement”) is made this 11th day of August, 2023 (the “Effective Date”) by urban-gro, Inc., a Delaware corporation (“UGRO”), Crest Ventures, LLC, a Delaware limited liability company (“Crest”) and Andrew I. Telsey, an individual (“Telsey”). UGRO, Crest and Telsey may sometimes be referred to herein collectively as the “Parties” and/or each individually as a “Party.” WHEREAS, on or before June 8, 2020, Crest and UGRO entered into a Finder’s Agreement (the “Finder’s Agreement”); WHEREAS, on or about June 18, 2020, Telsey introduced UGRO to ThinkEquity LLC, an investment banking firm (the “Introduction” to “ThinkEquity”); WHEREAS, ThinkEquity agreed to underwrite a secondary public offering of UGRO’s stock. An engagement letter to this effect was executed by and between UGRO and ThinkEquity on or before September 7, 2020; WHEREAS, on or about February 17, 2021, UGRO completed a secondary public offering of its stock from the OTCQX exchange to the NASDAQ exchange (the “Capital Raise”); WHEREAS, disputes have arisen between the Parties regarding the Finder’s Agreement, the Introduction and the Capital Raise (collectively, the “Disputes”); WHEREAS, as a result of the Disputes, Crest initiated Case No. 2021CV31301 in the District Court for Arapahoe County, Colorado (the “Civil Action”); WHEREAS, UGRO denied the Introduction to ThinkEquity was made within the purview of the Finder’s Agreement and asserted counterclaims against Crest and third-party claims against Telsey (the “UGRO Claims”) in connection with the Civil Action and the Disputes; and WHEREAS, the Parties now desire to resolve all disputes between them that arose out of or are in any way related to the Finder’s Agreement, the Introduction, the Capital Raise, the Civil Action, the UGRO Claims, the Disputes or any aspect of the relationship between and among UGRO, Crest and Telsey; NOW THEREFORE, in consideration of the promises and agreements herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby promise and agree as follows: 1. Recitals. The recitals above shall not be considered to be mere recitals but are incorporated into this Agreement as though fully set forth herein. 2. UGRO’s Payment to Crest. UGRO shall pay Crest $1,500,000.00 U.S.D. in immediately available funds (the “Settlement Amount”), made payable to “Crest Ventures, LLC, and Thornton Law Firm, LLP, within thirty (30) days of execution of this Agreement by Crest and Telsey, and no later than September 10, 2023, thirty days after the Effective Date (as defined above).

Page 2 of 6 3. Notice of Settlement and Dismissal of Civil Action. Within seven calendar days after UGRO has paid the full Settlement Amount, counsel for Crest shall draft, and the Parties shall execute, a Stipulated Notice of Dismissal with Prejudice, the Parties to each bear their own attorneys' fees and costs. 4. Mutual Release and Covenants Not to Sue. Each Party and each Party’s heirs, legatees, agents, successors and assigns, employees, representatives, attorneys, and insurers, including Andrew I. Telsey, P.C., do hereby release, acquit, and forever discharge the other Party and each of the other Party’s heirs, legatees, agents, successors and assigns, employees, representatives, attorneys and insurers (each a “Releasee;” in any combination or collectively, “Releasees”) from any and all claims, demands, and damages (whether known or unknown) arising out of or in any way related to the Finder’s Agreement, the Introduction, the Capital Raise, the Civil Action, the UGRO Claims, the Disputes or any aspect of the relationship between and among UGRO, Crest and Telsey, including but not limited to any claims that could have been brought in any lawsuit, including but not limited to any claims, demands, and damages for breach of contract, unjust enrichment, declaratory judgment, fraud, or breach of fiduciary duty, and excluding only claims and demands related to a Party’s breach of this Agreement and any claims or rights a Party may have against another Party for any future acts giving rise to claims on or after the execution of this Agreement. The Parties each covenant not to initiate any further litigation or any alternative dispute resolution process. The mutual releases set forth herein are to be interpreted as broadly as possible by any court of competent jurisdiction, so long as such interpretation does not interfere with UGRO’s reporting requirements as a publicly traded company. It is acknowledged and understood that one or more Parties may have suffered damages that are unknown at this time and that such unknown damages are being released hereby. 5. Mutual Indemnification. To the fullest extent permitted by law, Crest and Telsey shall indemnify and hold harmless UGRO and its heirs, legatees, agents, successors and assigns, employees, representatives, attorneys, and insurers (the “UGRO Indemnified Parties”) from and against any and all third-party claims for civil liability, damages, costs and expenses, including but not limited to reasonable attorneys’ fees and expert witness fees, that may be suffered or incurred by the following: (i) any negligent, willful, reckless, or wrongful act or omission of Telsey or Crest; (ii) any breach of this Agreement, or inaccuracy in, any representation made by, Telsey or Crest herein including the representations Telsey and Crest have all authority to enter into this Agreement and solely have the ability to release the claims herein; (iii) any alleged claims and/or demands, whether disputed or undisputed, made by any third party not a party to this Agreement, related to the Introduction and/or the Capital Raise; and (iv) any alleged violation by Telsey or Crest of any law, statute, regulation or ordinance. To the fullest extent permitted by law, UGRO shall indemnify and hold harmless Telsey and Crest and their heirs, legatees, agents, successors and assigns, employees, representatives, attorneys, and insurers (the “Telsey and Crest Indemnified Parties”) from and against any and all third-party claims for civil liability, damages, costs and expenses, including but not limited to reasonable attorneys’ fees and expert witness fees, that may be suffered or incurred by the following: (i) any negligent, willful, reckless, or wrongful act or omission of UGRO; (ii) any breach of this Agreement, or inaccuracy in, any representation made by, UGRO herein including the representations UGRO has all authority to enter into this Agreement and solely has the ability to release the claims herein; and (iii) any alleged violation by UGRO of any law, statute, regulation or ordinance.

Page 3 of 6 6. Accord and Satisfaction. The performance of the obligations set forth in this Agreement are intended to operate as an accord and satisfaction of all disputes between and among the Parties, pursuant to or in any way related to the Finder’s Agreement, the Introduction, the Capital Raise, the Civil Action, the UGRO Claims, the Disputes or any aspect of the relationship between and among UGRO, Crest and Telsey. The Parties acknowledge that they may hereafter discover facts different from, or in addition to those, which they now know or believe to be true with respect to the claims released above, and agree that this Agreement shall be and remain effective in all respects, notwithstanding such different or additional facts or the discovery thereof, excepting only fraud. This provision shall have no effect on the Parties’ respective rights and obligations under this Agreement and as to matters occurring after the Effective Date (as defined above). 7. No Assignment of Claims. Each Party warrants that the Party has not entered into any prior assignments of any rights or claims that they may have relating to the subject matter of this Agreement, apart from Crest’s assignment of 90% of its rights to recovery under the Finder’s Agreement to Telsey. 8. Admissions. The Parties have jointly agreed to enter into this Agreement as a business decision, to avoid the costs, uncertainty and other burdens of further litigation. No Party admits any wrongdoing or liability whatsoever with respect to the Finder’s Agreement, the Introduction, the Capital Raise, the Civil Action, the UGRO Claims, the Disputes or any aspect of the relationship between and among UGRO, Crest and Telsey. Each Party expressly denies any such wrongdoing or liability. Notwithstanding the foregoing, Crest and Telsey expressly admit that the Finders Agreement did not and does not apply to the Introduction and the subsequent Capital Raise. 9. Default/Breach, Jurisdiction and Venue. (a) Upon breach of the terms of this Agreement by any Party, in addition to the rights and remedies set forth elsewhere herein, the non-breaching Party shall have the right to seek damages from the breaching Party. (b) Each Party expressly consents to the exclusive jurisdiction of and venue in the state courts located in Arapahoe County, Colorado for purposes of this Agreement. 10. Attorneys’ Fees and Costs. In the event of a dispute arising out of or relating to a breach of this Agreement, the prevailing party shall be entitled to an award of its reasonable costs and attorneys’ fees incurred in the enforcement of rights and obligations hereunder. 11. Voluntary Agreement. This Agreement is entered into voluntarily by each Party and after consultation with the Party’s legal counsel, to the extent such Party desires to consult with legal counsel. 12. Severability. If any provision of this Agreement is found to be invalid or unenforceable by any court or other lawful forum, such provision shall be ineffective only to the extent that it is in contravention to applicable laws, and the remaining provisions of this Agreement shall remain in full force and effect.

Page 4 of 6 13. Entire Agreement; No Representations or Warranties. This Agreement embodies the entire agreement and understanding between the Parties in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter. Each Party by signing this Agreement agrees that: (a) no promises or agreements not expressed herein have been made to the Party; and (b) in executing this Agreement, the Party has not relied upon any statements or representations made by any other Party or Party’s attorneys or agents concerning the subject matter, basis, or effect of the Agreement, except as set forth herein. 14. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when the counterparts have been signed by each Party and delivered to the other Party. 15. Signatures. Facsimile, electronic or scanned copies of signatures in connection with this Agreement shall be effective as originals. 16. Drafting. The Parties acknowledge and agree that each Party participated in the drafting of this Agreement. The language of this Agreement shall be construed as a whole, according to its intent, and not strictly for or against any Party hereto, regardless of who drafted or was primarily responsible for the drafting of any of the language of this Agreement or any portion hereof. Each Party acknowledges that the Party has had the opportunity to object to, request modification of, or reject any clause or provision herein to which the Party does not agree. 17. Further Instruments, Documents, and Assurances. Each Party hereto from time to time shall execute and deliver such further instruments and documents, and perform such other acts, as the other Party or the other Party’s counsel may reasonably request to effectuate the intent of this Agreement. Any Party may file this Agreement in any court or other dispute resolution proceeding directly relating to this Agreement. 18. Binding. This Agreement shall inure to the benefit of and be binding upon the heirs, legatees, agents, successors and assigns, agents, employees, representatives, attorneys and insurers of the Parties hereto, except as otherwise specifically stated herein. 19. Governing Law. The Parties hereby expressly agree that the terms and conditions of this Agreement, and any subsequent performance hereunder, shall be construed and controlled by the laws of the State of Colorado. 20. Headings. The paragraph headings throughout this Agreement are for convenience and reference only and the words contained herein shall not be held to expand, modify, amplify or aid in the interpretation, construction, or meaning of this Agreement. 21. Survival. The covenants and warranties contained in this Agreement shall survive the performance of the obligations undertaken by the Parties pursuant to this Agreement and shall not be deemed merged in any documents or instruments to be delivered by one Party to another, but shall remain in full force and effect. 22. Mutual Non-Disparagement. The Parties agree not to make any comments, either written or oral, which could be construed as negative or detrimental with respect to any of the

Page 5 of 6 Releasees to any individual or entity, including but not limited to, clients, customers, vendors, employees, investors, financial or credit institutions, or banking institutions, to the extent permitted by law. 23. Confidentiality. The Parties acknowledge that due to the fact UGRO is a publicly traded company, subject to certain financial and business reporting obligations, the fact of a settlement, the terms of this Agreement, or the amount of the payments agreed to herein cannot be considered confidential. The Parties, and their respective heirs, legatees, agents, successors and assigns, employees, representatives, attorneys, and insurers do hereby agree to keep the circumstances leading thereto, strictly confidential, except as otherwise provided herein. The Parties may disclose the terms of this Agreement to the extent necessary to comply with federal, state, local, and/or international reporting and regulatory requirements. Remainder of page intentionally left blank – signature page(s) follow.

Page 6 of 6 SETTLEMENT AGREEMENT AND MUTUAL RELEASE SIGNATURE PAGES URBAN-GRO, INC. A Delaware corporation _______________________________ Bradley Nattrass, CEO Date: __________________________ Crest Ventures, LLC A Delaware limited liability company ________________________________ Charles Arnold, Manager Date: __________________________ Andrew I. Telsey An individual ________________________________ Andrew I. Telsey Date: __________________________ 8/11/2023 8/11/2023 8/11/2023